SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2012

Eagle Bancorp, Inc.

 (Exact name of registrant as specified in its charter)

Maryland	0-25923	52-2061461
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Number)

7815 Woodmont Avenue, Bethesda, Maryland  20814

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  301.986.1800

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

On April 30, 2012, Eagle Bancorp, Inc. (the “Company”) entered into a Sales Agency Agreement (the “Agreement”) with Sandler O’Neill + Partners, L.P. (“Sandler O’Neill), pursuant to which the Company may, from time to time, sell newly issued shares of its common stock, $0.01 par value per share (the “Common Stock”), having an aggregate sales price of up to $35,000,000, in a discretionary equity sales program conducted through Sandler O’Neill as the Company’s sales agent.

Sales of shares of Common Stock pursuant to the Agreement, if any, will be made by means of ordinary brokers’ transactions on the NASDAQ Capital Market at market prices prevailing at the time of the sale, at prices related to the prevailing market prices, or at negotiated prices. The Company also may sell shares of its common stock to Sandler O’Neill, as principal for its own account, at a price agreed upon at the time of sale. If the Company sells shares of Common Stock to Sandler O’Neill as principal or other than in accordance with the Agreement, the Company will enter into a separate terms agreement with Sandler O’Neill.

The Agreement contains customary representations, warranties and covenants between the parties as of the date of entering into such Agreement. These representations, warranties and covenants, are not representations of factual information to investors about the Company or its subsidiaries, and the sale of any shares of Common Stock pursuant to the Agreement is not a representation that there has not been any change in the condition of the Company.  A copy of the Agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.  The description of the material terms of the Agreement and the transactions contemplated thereby is qualified in its entirety by reference to such exhibit.

Shares of Common Stock sold pursuant to the Agreement will be issued pursuant to a prospectus supplement (the “Prospectus Supplement”), filed with the Securities and Exchange Commission (the “Commission”) on April 30, 2012, to the prospectus (the “Prospectus”) filed with the Commission as part of the Company’s Registration Statement on Form S-3 declared effective by the Commission on August 7, 2009 (File No. 333-160956) (the “Registration Statement”).  Prospective investors should read the Prospectus Supplement, the Prospectus and all documents incorporated by reference therein.

Item 8.01.              Other Events

On April 30, 2012, the Company issued a press release announcing the entry into the Agreement and commencement of the discretionary equity distribution program, a copy of which is included as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01               Financial Statements and Exhibits

(d)  Exhibits.

Number	Description
5.1	Opinion of BuckleySandler LLP
23.1	Consent of BuckleySandler LLP (included in exhibit 5.1)
99.1	Sales Agency Agreement, dated April 30, 2012 between Eagle Bancorp, Inc. and Sandler O’Neill + Partners, L.P.
99.2	Press Release dated April 30, 2012

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BANCORP, INC.

	By:	/s/ Ronald D. Paul
Ronald D. Paul, President, Chief Executive Officer

Dated: May 1, 2012